EXHIBIT 99.2

CERTIFICATION OF ECHELON CORPORATION CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Oliver R. Stanfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Echelon Corporation on Form 10-Q for the quarterly period ended June 30, 2002 (“the 10-Q Report”):

(a)  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)  the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Echelon Corporation.

ECHELON CORPORATION

Date: August 13, 2002	By:	/s/ OLIVER R. STANFIELD
Oliver R. Stanfield, Executive Vice President Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)